EXHIBIT 10.29
SECOND AMENDMENT TO MASTER EQUIPMENT FINANCING AGREEMENT

This    SECOND    AMENDMENT    TO    MASTER    EQUIPMENT    FINANCING
AGREEMENT dated as of November 21, 2024 (this “Second Amendment”) is made by and among ROCKET LAB USA, INC., a Delaware corporation (“Parent”), and the other borrowers listed on Annex 1 hereto (collectively, the “Borrowers” and each, individually, a “Borrower”) and TRINITY CAPITAL INC., a Maryland corporation (“Lender” or “Trinity”).

WHEREAS, Borrowers and Lender are parties to that certain Master Equipment Financing Agreement dated December 29, 2023 (the “MEFA”), and the First Amendment thereto executed on October 17, 2024.

WHEREAS, Borrowers and Lender desire that the MEFA be amended to accommodate the modifications described herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, Borrowers and Lender agree as follows:

1. Modification of Definition: The following definition of CHIPS Equipment added to Section 18 of the MEFA through the First Amendment is further modified as follows:

“CHIPS Equipment” means equipment that does not constitute Equipment under any Schedules financed by Trinity, which has been acquired or improved, in whole or in part, with proceeds of funding under CHIPS Incentives Program—Commercial Fabrication Facilities Notice of Funding Opportunity No. 2023-NIST-CHIPS-CFF-01 (as amended, supplemented, or otherwise modified from time to time), whether such CHIPS Equipment is existing or hereafter acquired (including all contracts, agreements and warranties with respect to such CHIPS Equipment), which shall include, but not be limited to, the “CHIPS Equipment” in part (c) of Annex A to the First Amendment.

Except as modified by this Amendment, all other terms of the MEFA continue in full force and effect.

In witness whereof, the parties have caused this Second Amendment to be executed below by their duly authorized signatories.

TRINITY CAPITAL INC., a Maryland corporation

By: /s/ Sarah Stanton
Name: Sarah Stanton
Title: General Counsel and Chief Compliance Officer

“Borrowers”

ROCKET LAB USA, INC., a Delaware corporation
Rocket Lab Global Services, LLC, a Delaware limited liability company ASI Aerospace LLC, a Delaware limited liability company
Planetary Systems Corporation, a District of Colombia corporation SolAero Holdings, Inc., a Delaware corporation
SolAero, LLC, a Delaware limited liability company SolAero Technologies Corp.,
SolAero Solar Power LLC, a Delaware limited liability company SolAero IRB Company LLC, a New Mexico limited liability company Rocket Lab National Security LLC, a Delaware limited liability company Rocket Lab Composites, LLC, a Delaware limited liability company

By: /s/ Adam Spice
Name: Adam Spice
Title: Chief Financial Officer

3881 McGowen Street
Long Beach, California 90808 Phone: (714) 655 2936